Exhibit 99.1

www.bankrate.com

For more information contact:
Edward J. DiMaria
SVP, Chief Financial Officer
edimaria@bankrate.com
(917) 368-8608

Bruce J. Zanca
SVP, Chief Communications/Marketing Officer
bzanca@bankrate.com
(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder -- Conference Call and Webcast Today at 11:00 A.M. Eastern Time
Interactive Dial-In: 866-713-8562 Passcode 41559823 (10 minutes before the call)

BANKRATE ANNOUNCES FOURTH QUARTER AND FULL YEAR 2006
FINANCIAL RESULTS

Company Reports Record Q4 Revenue up 49% to $20.7 Million and Full Year 2006
Revenue of $79.6 Million up 62% over 2005

Delivered Q4 and FY 2006 GAAP EPS of $0.21 and $0.56; and NON-GAAP(1) EPS of $0.27
and $0.92

NEW YORK, NY - February 6, 2007 - Bankrate, Inc. (NASDAQ: RATE), today reported financial results for the fourth quarter and fiscal year ended December 31, 2006. Total revenue for the fourth quarter increased by 49% to $20.7 million over the $13.9 million reported in the fourth quarter of 2005. Non-GAAP earnings per diluted share (“EPS”) for the quarter, excluding $2.0 million in stock compensation expense, were $0.27 for the current quarter compared to $0.15 in the fourth quarter 2005. GAAP net income was $3.9 million, or $0.21 per diluted share, in the fourth quarter of 2006 compared to $2.6 million, or $0.15 per diluted share, in the fourth quarter 2005.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) on a non-GAAP basis, excluding $2.0 million in stock compensation expense, were $8.1 million, an increase of 99% over the $4.1 million reported in the fourth quarter 2005. EBITDA for the fiscal year 2006 on a non-GAAP basis excluding $8.7 million in stock compensation expense and the $3.0 million legal settlement charge were $28.1 million, an increase of 85% over $15.2 million reported in fiscal 2005. GAAP EBITDA for the fourth quarter and fiscal year 2006 were $6.1 million and $16.4 million respectively, including stock compensation expense and the legal settlement charge recorded in the third quarter.

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For the fiscal year 2006, total revenue increased by 62% to $79.6 million over the $49.0 million reported for fiscal 2005. Non-GAAP EPS for the full year 2006, excluding $8.7 million in stock compensation expense, and a $3.0 million legal settlement charge, were $0.92 compared to $0.57 for the full year 2005. GAAP net income was $10.0 million, or $0.56 per diluted share, in 2006 compared to $9.7 million, or $0.57 per diluted share in 2005. The 2006 net income number includes the $8.7 million stock compensation expense and the $3.0 million legal settlement charge.

“Q4 2006 was the most profitable quarter, and 2006 was the most profitable year in the Company’s 30 year history,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “We continue to improve our operating margins, increase our advertiser base and continue to leverage the value of our properties,” Mr. Evans added.

2007 Guidance

The Company is issuing guidance for the fiscal year 2007 with revenues to be within the range of $95 to $100 million and EBITDA, excluding stock compensation expense, to be within the range of $36 to $40 million. Stock compensation expense for fiscal 2007 is expected to range between $9.5 and $10.5 million.

Fourth Quarter 2006 Financial Results

•	Total revenue for the quarter was $20.7 million, an increase of 49%, or $6.8 million, over the $13.9 million reported in the corresponding period last year.

•
Online publishing revenue for the fourth quarter of $17.1 million was 47% or $5.5 million higher than the $11.6 million reported in the fourth quarter of 2005. Revenue generated by FastFind, acquired in December 2005, is included in the online publishing segment results for fiscal 2006.

•	Graphic advertising increased 38% to $9.7 million in the fourth quarter of 2006 compared to $7.0 million in the fourth quarter of 2005.

•	Hyperlink revenue grew 62% to $7.4 million in the fourth quarter of 2006 compared to $4.6 million the same quarter last year.

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•
Print publishing and licensing revenue for the fourth quarter was $3.6 million, an increase of $1.3 million, compared to the $2.3 million for the fourth quarter of fiscal 2005. Revenue generated by Mortgage Market Information Services, Inc. (“MMIS”, acquired in December 2005) is included in the print publishing and licensing segment for fiscal 2006.

•	The gross margin in Q4 2006 was 73%, and the EBITDA margin was 39% (excluding stock compensation expense), compared to 71% and 29%, respectively, in Q4 2005.

•	Page views for Q4 2006 were 120.6 million, up 24% compared to 97.6 million reported in Q4 2005.

Full Year 2006 Financial Results

•	Total revenue for the year was $79.6 million, an increase of 62%, or $30.6 million, over the $49.0 million reported in 2005.

•
Online publishing revenue for the year ended December 31, 2006 of $64.0 million was 48% or $20.7 million higher than the $43.3 million reported for the year ended December 31, 2005. Revenue generated by FastFind, acquired in December 2005, is included in the online publishing segment results for fiscal 2006.

•	Graphic advertising increased 36% to $37.3 million in full year 2006 compared to $27.4 million in the full year of 2005.

•
Hyperlink revenue grew 68% to $26.7 million in the year ended December 31, 2006 compared to $15.9 million for the year ended December 31, 2005, with deposits contributing approximately 42% in 2006 compared to 24% in 2005.

•
Print publishing and licensing revenue for 2006 was $15.7 million, an increase of $9.9 million, or 173%, compared to the $5.8 million reported in fiscal 2005. Revenue generated by MMIS is included in the print publishing and licensing segment for fiscal 2006.

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•	The gross margin in 2006 was 70%, and the EBITDA margin was 35% (excluding stock compensation expense and legal settlement charges), compared to 74% and 31%, respectively, in full year 2005.

•	Page views for full year 2006 were 487.4 million, up 13% compared to the 430.2 million reported in full year 2005.

“All of the barometers we use to measure our core business showed significant progress in 2006,” said Mr. Evans. “We grew revenue in our display and Cost-Per-Click advertising, we saw momentum in consumer internet traffic, and we continued to improve our operating margins,” commented Mr. Evans.

February 6, 2007 Conference Call Interactive Dial-In and Webcast Information:
To participate in the teleconference please call: 866-713-8562 Passcode: 41559823. International participants may dial: 617-597-5310 Passcode: 41559823. Please access at least 10 minutes prior to the time the conference is set to begin.

This call is being Webcast by CCBN and can be accessed at Bankrate’s Web site at www.bankrate.com/investor-relations/. The Webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Replay Information:
A replay of the conference call will be available beginning February 6, 2007, 1:00 p.m. ET/ 10:00 a.m. PT through February 13, 2007. To listen to the replay, call 888-286-8010 and enter 81596602. International callers should dial 617-801-6888 and enter 81596602.

Non-GAAP Measures

To supplement the Company’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial

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performance, including EBITDA, income from operations, income before income taxes, and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq:RATE) owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. It is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2005, Bankrate.com had over 46 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 400 national and state publications. In addition to Bankrate.com, Bankrate, Inc. also owns and operates FastFind, an internet lead aggregator and MMIS/Interest.com, which publishes mortgage guides and financial rates and information.

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding

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the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increased acceptance of the Internet by consumers as a medium for obtaining financial product information; changes in, or interpretations of, accounting rules and regulations, such as expensing of stock options, could result in unfavorable accounting charges; changes in, or interpretations of, tax rules and regulations may adversely impact our effective tax rate; we use barter transactions which do not generate cash; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; we may be limited or restricted in the way we establish and maintain our online relationships by laws generally applicable to our business; our ownership is heavily concentrated; our success may depend on management and key employees; we may encounter difficulties with future acquisitions; our results of operations may fluctuate significantly; our stock price may be particularly volatile because of the industry we are in; and, if our common stock price drops significantly, we may be delisted from the Nasdaq National Market, which could eliminate the trading market for our common stock. These and additional important factors to be considered are set forth under "Item 1. Business - Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2005, as amended, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.
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-Financial Statements Follow-
(1)	Earnings before interest, taxes, depreciation and amortization, excluding stock compensation expense and the legal settlement charge.

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,	December 31,
	2006	2005
Assets

Cash and cash equivalents	$109,925,360	$3,479,609
Accounts and notes receivable, net of allowance for doubtful accounts of approximately
$2,155,000 at December 31, 2006 and $1,630,000 at December 31, 2005, respectively	15,801,403	8,838,879
Deferred income taxes, current portion	1,839,208	6,445,636
Insurance claim receivable	-	85,575
Prepaid expenses and other current assets	675,523	481,677
Total current assets	128,241,494	19,331,376

Furniture, fixtures and equipment, net	1,703,680	1,063,307
Deferred income taxes	1,323,537	28,769
Intangible assets, net	14,441,162	11,652,161
Goodwill	30,039,425	30,035,399
Other assets	774,117	442,211

Total assets	$176,523,415	$62,553,223

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$312,489	$3,215,645
Accrued expenses	5,237,222	5,093,187
Deferred revenue	729,019	1,176,119
Other current liabilities	27,427	37,187
Total current liabilities	6,306,157	9,522,138

Other liabilities	222,920	178,133

Total liabilities	6,529,077	9,700,271

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 18,224,620 and
15,857,877 shares issued and outstanding at December 31, 2006 and December 31, 2005, respectively	182,246	158,579
Additional paid in capital	178,095,133	70,981,544
Accumulated deficit	(8,283,041)	(18,287,171)
Total stockholders' equity	169,994,338	52,852,952

Total liabilities and stockholders' equity	$176,523,415	$62,553,223

Bankrate, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months		Year Ended
	December 31,		December 31,
Revenue:	2006	2005	2006		2005
Online publishing	$17,112,733	$11,611,543	$63,970,860		$43,296,384
Print publishing and licensing	3,596,022	2,278,586	15,679,115		5,752,647
Total revenue	20,708,755	13,890,129	79,649,975		49,049,031
Cost of revenue (1):
Online publishing	2,745,029	2,023,967	11,101,425		7,389,089
Print publishing and licensing	3,171,945	2,050,530	13,845,594		5,346,017
Total cost of revenue	5,916,974	4,074,497	24,947,019		12,735,106

Gross margin	14,791,781	9,815,632	54,702,956		36,313,925

Operating expenses (1):
Sales	1,326,461	945,444	5,055,076		3,683,482
Marketing	1,398,105	1,313,343	4,835,941		5,922,964
Product development	854,515	744,990	3,620,750		2,456,628
General and administrative	5,100,246	2,720,291	21,835,046		9,034,964
Legal settlements	-	-	3,000,000		-
Depreciation and amortization	647,722	316,981	2,401,710		895,369
	9,327,049	6,041,049	40,748,523		21,993,407
Income from operations	5,464,732	3,774,583	13,954,433		14,320,518
Other income:
Interest income	1,240,424	277,536	2,961,080		932,831
Insurance recovery in excess of costs and expenses	-	-	-		220,705
Total other income	1,240,424	277,536	2,961,080		1,153,536

Income before income taxes	6,705,156	4,052,119	16,915,513		15,474,054
Income tax expense	2,808,918	1,459,817	6,911,383		5,800,153
Net income	$3,896,238	$2,592,302	$10,004,130	(2)	$9,673,901

Basic and diluted net income per share:
Basic	$0.21	$0.16	$0.58		$0.61
Diluted	$0.21	$0.15	$0.56		$0.57
Weighted average common shares outstanding:
Basic	18,170,816	15,829,601	17,332,632		15,809,259
Diluted	18,498,656	17,262,632	17,845,754		16,922,218

(1) Includes stock compensation expense as follows:
Cost of revenue:
Online publishing	$290,286	$-	$1,076,828		$-
Print publishing and licensing	39,647	-	147,453		-
Other expenses:
Sales	119,072	-	662,089		-
Product development	115,680	-	473,956		-
General and administrative	1,453,397	-	6,363,207		-
	$2,018,082	$-	$8,723,533		$-

(2) Includes a $3,000,000 pre-tax legal settlement charge.

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months		Year Ended
	December 31,		December 31,
Revenue:	2006	2005	2006		2005
Online publishing	$17,112,733	$11,611,543	$63,970,860		$43,296,384
Print publishing and licensing	3,596,022	2,278,586	15,679,115		5,752,647
Total revenue	20,708,755	13,890,129	79,649,975		49,049,031
Cost of revenue:
Online publishing	2,454,743	2,023,967	10,024,597		7,389,089
Print publishing and licensing	3,132,298	2,050,530	13,698,141		5,346,017
Total cost of revenue	5,587,041	4,074,497	23,722,738		12,735,106

Gross margin	15,121,714	9,815,632	55,927,237		36,313,925

Operating expenses:
Sales	1,207,389	945,444	4,392,987		3,683,482
Marketing	1,398,105	1,313,343	4,835,941		5,922,964
Product development	738,835	744,990	3,146,794		2,456,628
General and administrative	3,646,849	2,720,291	15,471,839		9,034,964
Legal settlements (1)	-	-	3,000,000		-
Stock compensation expense (1)	2,018,082	-	8,723,533		-
Depreciation and amortization	647,722	316,981	2,401,710		895,369
	9,656,982	6,041,049	41,972,804		21,993,407
Income from operations	5,464,732	3,774,583	13,954,433		14,320,518
Other income:
Interest income	1,240,424	277,536	2,961,080		932,831
Insurance recovery in excess of costs and expenses	-	-	-		220,705
Total other income	1,240,424	277,536	2,961,080		1,153,536

Income before income taxes	6,705,156	4,052,119	16,915,513		15,474,054
Income tax expense	2,808,918	1,459,817	6,911,383		5,800,153
Net income	$3,896,238	$2,592,302	$10,004,130	(2)	$9,673,901

Basic and diluted net income per share:
Basic	$0.21	$0.16	$0.58		$0.61
Diluted	$0.21	$0.15	$0.56		$0.57
Basic and diluted net income per share excluding stock compensation expense and legal settlement (1):

Basic	$0.29	$0.16	$0.99		$0.61
Diluted	$0.27	$0.15	$0.92		$0.57
Weighted average common shares outstanding:
Basic	18,170,816	15,829,601	17,332,632		15,809,259
Diluted	18,498,656	17,262,632	17,845,754		16,922,218

(1) See reconciliation of GAAP to Non-GAAP Measures.

(2) Includes a $3,000,000 pre-tax legal settlement charge.

	Three Months		Year Ended
	December 31,		December 31,
Non-GAAP Measures Reconciliation (Unaudited):	2006	2005	2006	2005

EBITDA-
Income from operations	$5,464,732	$3,774,583	$13,954,433	$14,320,518
Depreciation and amortization	647,722	316,981	2,401,710	895,369
EBITDA	$6,112,454	$4,091,564	$16,356,143	$15,215,887

EBITDA excluding stock compensation expense and legal settlement-
Income from operations	$5,464,732	$3,774,583	$13,954,433	$14,320,518
Stock compensation expense	2,018,082	-	8,723,533	-
Legal settlement	-	-	3,000,000	-
Depreciation and amortization	647,722	316,981	2,401,710	895,369
EBITDA excluding stock compensation expense and legal settlement	$8,130,536	$4,091,564	$28,079,676	$15,215,887

Net income excluding stock compensation expense and legal settlement-
Net income	$3,896,238	$2,592,302	$10,004,130	$9,673,901
Stock compensation expense, net of tax	1,337,705	-	5,379,298	-
Legal settlement, net of tax	-	-	1,800,000	-
Net income excluding stock compensation expense and legal settlement	$5,233,943	$2,592,302	$17,183,428	$9,673,901

Per basic share	$0.29	$0.16	$0.99	$0.61
Per diluted share	$0.27	$0.15	$0.92	$0.57

Weighted average common shares outstanding:
Basic	18,170,816	15,829,601	17,332,632	15,809,259

Diluted	18,498,656	17,262,632	17,845,754	16,922,218
Impact of applying SFAS No. 123R	1,014,047	-	877,056	-
Diluted shares excluding impact of applying SFAS No 123R	19,512,703	17,262,632	18,722,810	16,922,218

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2006			December 31, 2006
Revenue:	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Online publishing	$17,112,733	$-	$17,112,733	$63,970,860	$-	$63,970,860
Print publishing and licensing	3,596,022	-	3,596,022	15,679,115	-	15,679,115
Total revenue	20,708,755	-	20,708,755	79,649,975	-	79,649,975
Cost of revenue:
Online publishing	2,745,029	(290,286)	2,454,743	11,101,425	(1,076,828)	10,024,597
Print publishing and licensing	3,171,945	(39,647)	3,132,298	13,845,594	(147,453)	13,698,141
Total cost of revenue	5,916,974	(329,933)	5,587,041	24,947,019	(1,224,281)	23,722,738

Gross margin	14,791,781	329,933	15,121,714	54,702,956	1,224,281	55,927,237

Operating expenses:
Sales	1,326,461	(119,072)	1,207,389	5,055,076	(662,089)	4,392,987
Marketing	1,398,105	-	1,398,105	4,835,941	-	4,835,941
Product development	854,515	(115,680)	738,835	3,620,750	(473,956)	3,146,794
General and administrative	5,100,246	(1,453,397)	3,646,849	21,835,046	(6,363,207)	15,471,839
Legal settlement	-	-	-	3,000,000	-	3,000,000
Stock compensation expense	-	2,018,082	2,018,082	-	8,723,533	8,723,533
Depreciation and amortization	647,722	-	647,722	2,401,710	-	2,401,710
	9,327,049	329,933	9,656,982	40,748,523	1,224,281	41,972,804
Income from operations	5,464,732	-	5,464,732	13,954,433	-	13,954,433
Other income:
Interest income, net	1,240,424	-	1,240,424	2,961,080	-	2,961,080
Insurance recovery in excess of costs and expenses	-	-	-	-	-	-
Total other income	1,240,424	-	1,240,424	2,961,080	-	2,961,080

Income before income taxes	6,705,156	-	6,705,156	16,915,513	-	16,915,513
Provision for income taxes	2,808,918	-	2,808,918	6,911,383	-	6,911,383
Net income	$3,896,238	$-	$3,896,238	$10,004,130	$-	$10,004,130

Basic and diluted net income per share:
Basic	$0.21	$-	$0.21	$0.58	$-	$0.58
Diluted	$0.21	$-	$0.20	$0.56	$-	$0.53
Weighted average common shares outstanding:
Basic	18,170,816	-	18,170,816	17,332,632	-	17,332,632
Diluted	18,498,656	1,014,047	19,512,703	17,845,754	877,056	18,722,810

(1) Adjustments for the impact of applying SFAS No. 123R